SHARE OPTION PLAN	6 Months Ended
Jun. 30, 2019
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE OPTION PLAN
SHARE OPTION PLAN

In November 2006, the Board of Directors approved the Company's Share Option Scheme (the "Option Scheme"). The Option Scheme will expire in November 2026, following the renewal in November 2016. The terms and conditions remain unchanged from those originally adopted in November 2006 and permits the Board of Directors, at its discretion, to grant options to employees, officers and directors of the Company or its subsidiaries. The fair value cost of options granted is recognized in the statement of operations, and the corresponding amount is credited to additional paid-in capital. In the six months ended June 30, 2019, additional paid-in capital was credited with $0.4 million relating to the fair value of options granted in September 2017, April 2018, January 2019 and March 2019.

In the six months ended June 30, 2019, 13,334 options were exercised into 2,461 shares under the Option Scheme.

In January 2019, the Company awarded a total of 100,000 options to directors, officers and employees, pursuant to the Company's Share Option Scheme. The options have a five year term and a three year vesting period and the first options will be exercisable from January 2020 onwards. The initial strike price was $11.50 per share.

In March 2019, the Company also awarded a total of 425,000 options to officers and employees, pursuant to the Company's Share Option Scheme. The options have a five year term and a three year vesting period and the first options will be exercisable from March 2020 onwards. The initial strike price was $12.35 per share.

Total unrecognized compensation cost relating to the outstanding options under the Company's Option Scheme was $1.2 million as at June 30, 2019 (December 31, 2018: $0.3 million).